UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 1, 2007
DIAMONDHEAD CASINO CORPORATION
DELAWARE
COMMISSION FILE NUMBER: 0-17529
IRS EMPLOYER IDENTIFICATION NO. 59-2935476
1301 Seminole Boulevard, Suite 142
Largo, Florida 33770
(727) 674-0055
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a- 12 under the Securities Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
VOTING RESULTS OF THE ANNUAL MEETING
The Annual Meeting of shareholders of the Company was held on October 1, 2007 in Alexandria, Virginia. Shareholders of record as of August 15, 2007 were asked to vote on two proposals. A total of 31,800,659 shares were voted. The results of those votes are as follows:
(1)	To elect six Directors to hold office until the next annual meeting of stockholders.

Nominee	For	Withheld

Benjamin J. Harrell	27,905,353	3,895,306
Gregory A. Harrison	27,833,874	3,966,785
Deborah A. Vitale	27,692,375	4,108,284
Carl D. Stevens	26,880,606	4,920,053
H. Steven Norton	26,592,348	5,208,311
Frank E. Williams, Jr.	26,036,884	5,763,775
(2)	To ratify the appointment of the firm of Friedman, LLP as the Company’s independent registered public accounting firm.

For	Against	Abstain

29,570,800	2,136,545	93,314

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION
By:	/s/ Deborah A. Vitale
Deborah A. Vitale
President and Chairman of the Board

Dated: October 3, 2007